2003 Stockholders Meeting


Richardson

Global Provider of Engineered Solutions, Specializing in RF & Microwave Technology

Richardson Electronics
Engineered Solutions

Edward J. Richardson

Chairman of the Board and Chief Executive Officer

Richardson Electronics
Engineered Solutions

Introductions

Board of Directors

Edward J. Richardson
Chairman of the Board and Chief Executive Officer

Arnold R. Allen
Management Consultant

Jacques Bouyer
Retired CEO and COB of Philips Components-France

Scott Hodes
Partner, Law Firm of McGuire, Woods, Ross & Hardies

Bruce W. Johnson
President and Chief Operating Officer

Ad Ketelaars
CEO, Philips Business Communications

John R. Peterson
Managing Director, Cleary Gull, Inc.

Harold R. Purkey
Retired Managing Director, First Union Securities, Inc.

Samuel Rubinovitz
Management Consultant, Director, LTX Corporation and Director, Kronos Corporation

Dario Sacomani
Senior Vice President and Chief Financial Officer

Independent Auditors

Tax	Ernst & Young LLP	Donald B. Saltz, Partner
Accounting	KPMG LLP	Judith K. Freeman, Partner

Agenda

- Introduction – Edward J. Richardson
- Formal Proceedings – William G. Seils
- Business Overview – Edward J. Richardson
- 2003 Highlights – Bruce Johnson
- Financial Highlights – Dario Sacomani
- SBU Highlights
  - DSG – Robert Heise
  - SSD – Wendy Diddell
- Wrap-up – Edward J. Richardson


Industrial Power
120,000 Global Customers
70 Worldwide Locations
Display Products
Security Systems
RF & Wireless Communications

Sales by Strategic Business Unit



Wireless
Industrial
Security
Display
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
1999
2000
2001
2002
2003

	1999	2000	2001	2002	2003	4 YEAR CAGR
Wireless	$ 104.0	$ 154.5	$ 244.4	$ 202.4	$ 222.4	*20.9 %*
Industrial	77.7	87.6	89.1	74.6	77.5	*(0.1)%*
Security	70.2	84.5	82.4	85.1	92.1	*7.0 %*
Display	37.5	50.5	59.5	60.7	64.2	*14.4 %*
Corporate	12.0	13.2	11.1	7.8	7.0	*(12.6)%*
Total*	$ 301.4	$ 390.3	$ 486.6	$ 430.6	$ 463.2	*11.3 %*
Total as reported	$ 324.0	$ 410.5	$ 502.4	$ 443.5	$ 464.5	

*Excludes Medical

Engineered Solutions



- Demand Creation
  - Understanding the Needs of the Customer
- Engineering and Design Services
  - 50% + of Products Sold are Modified or Designed-in
- Technical Sales and Support Staff
- FY 2003 Gross Margin 24.3%*

* Excludes charges

Sales and Gross Margin by SBU

(dollars in millions)

	Fiscal Year 2003					
	Sales			GM%		
	FY 03	FY 02	*% Change*	FY 03	FY 02	*BP Chg*
Wireless	$ 222.4	$ 202.4	*9.9 %*	*22.4 %*	*23.5 %*	*- 1.1 %*
Industrial	77.5	74.6	*3.9 %*	*32.7 %*	*32.7 %*	-
Security	92.1	85.1	*8.2 %*	*24.9 %*	*23.6 %*	*1.3 %*
Display	64.2	60.7	*5.8 %*	*25.3 %*	*26.1 %*	*- 0.8 %*
Corporate	7.0	7.8				
Total*	$ 463.2	$ 430.6	*7.6 %*	*24.4 %*	*24.7 %*	*- 0.3 %*

*Excludes Medical

Sales by Geographic Area

(dollars in millions)	FY 03	FY02	% Chg
North America	255.3	235.0	+ 8.6 %
Europe	100.0	90.8	+ 10.1 %
Asia / Pacific	74.7	64.7	+ 15.6 %
Latin America	20.2	26.7	- 24.1 %
Corporate / Other	13.0	13.4	- 3.2 %
Total*	463.2	430.6	+ 7.6 %

*Excludes Medical

Sales and Gross Margin by SBU – Q1'04

(dollars in millions)

	First Quarter					
	Sales			GM%		
	Q1 04	Q1 03	% Change	Q1 04	Q1 03	BP Chg
Wireless	$ 49.8	$ 47.1	5.7 %	22.4 %	22.8 %	- 0.4 %
Industrial	25.9	23.4	10.2 %	29.7 %	32.2 %	- 2.5 %
Security	25.2	22.4	12.3 %	25.3 %	24.3 %	1.0 %
Display	16.1	13.3	21.0 %	26.5 %	27.1 %	- 0.6 %
Corporate	2.4	2.4				
Total	$ 119.3	$ 108.6	9.8 %	24.4 %	25.0 %	- 0.6 %

Sales by Geographic Area – Q1'04

(dollars in millions)	Q1 04	Q1 03	% Chg
North America	63.6	58.7	+ 8.5 %
Europe	24.8	22.4	+ 10.6 %
Asia / Pacific	21.5	17.3	+ 24.0 %
Latin America	5.1	5.1	+ 0.6 %
Corporate / Other	4.3	5.1	- 16.7 %
Total	119.3	108.6	+ 9.8 %

Bruce Johnson

President and Chief Operating Officer

Richardson Electronics
Engineered Solutions

Fiscal Year 2003 Overview

- 15.6% Sales Growth in Asia/Pacific to Record $75 million
  - Taiwan 47%
  - Japan 26%
  - China 19%
- 10.1% Sales Growth in Europe to Record $100 million
  - UK 25%
  - Spain 13%
- 8.6% Sales Growth in North America
  - Canada >10% to record $59 million

Fiscal Year 2003 Overview

- Continued to Expand Market Reach and Capabilities
  - Strategic Partnerships
    - Added 11 New Vendors
    - Expanded Geographic Coverage with 8 Existing Vendors
      - Increased total global agreements to 66
  - Key Investments – Continued to Expand Our Global Sales Organization
    - Added 23 Engineers & Technical Salespeople

Fiscal Year 2003 Overview

- SBU Highlights
  - RFWC
    - Developed several new engineered solution products including:
      - In-home compensator
      - Cellular jammer
      - Digital broadcast pallets
    - Added four new vendors
    - Expanded geographic coverage with four existing vendors
      - Named global distributor for Huber Suhner (interconnect products) and Anaren (microwave passive components)
      - Named exclusive distributor for WJ Communications (wireless components) and APT/RF (RF power transistors)
    - Major competitor de-focused and consolidated their RF division

Fiscal Year 2003 Overview

- SBU Highlights (cont'd)
  - IPG
    - Added one new vendor
    - Expanded geographic coverage with two existing vendors
      - Signed exclusive global agreement for Powerex fast SCR and diode products
      - Expanded global agreement with Cornell Dubilier (passive components) for exclusivity in Europe and Latin America
  - SSD
    - Achieved record sales of $92 million
    - Digital video recorder sales up 47% to $9 million
  - DSG
    - Achieved record sales of $64 million
    - Medical and custom display sales up over 30%

Strategic Plan

	Today	Strategic Plan
Sales Growth Higher than Market Growth		
Sales from Engineered Solutions	50.0 %	65.0 %
Gross Margin	24.4 %	30.0 %
SG&A	21.7 %	< 20.0 %
Operating Income	2.7 %	+ 10.0 %
DSO	59 days	50 days
Inventory days	94 days	80 days
Debt to Capital	64.7 %	40.0 %
Asia/Pacific Sales as percent of total	18.0 %	+ 30.0 %
RFWC Sales as percent of total	41.8 %	+ 60.0 %

Dario Sacomani

Senior Vice President and Chief Financial Officer

Richardson Electronics

Engineered Solutions

Fiscal 2003 GAAP Operating Statement

(dollars in millions, except per share amounts)	Full Year		
	FY03	FY02	% chg
Sales	464.5	443.5	4.7%
Cost of sales	365.4	349.3	4.6%
Gross margin	99.1	94.2	5.2%
Percent of sales	*21.3%*	*21.2%*	
S,G&A	100.7	94.5	6.6%
Percent of sales	*21.7%*	*21.3%*	
Operating loss	(1.6)	(0.3)	370.3%
Other expenses	11.1	17.3	-36.0%
Pre-tax loss	(12.7)	(17.6)	-27.8%
Income tax benefits	(3.0)	(6.3)	-52.5%
Net loss before acct'g change	(9.7)	(11.3)	-14.0%
Effect of accounting change	(17.9)	-	
Net loss	(27.6)	(11.3)	144.5%
per share	(2.00)	(0.83)	141.0%
Average shares	*13,809*	*13,617*	

Fiscal 2003 & 2002 Charges

(in millions)	FY03	FY02
Inventory charges	13.8	15.3
Severance charges	1.5	0.3
Other charges	0.8	0.5
Loss on medical sale	0.0	4.6
Pre-tax charges	16.1	20.7
Income tax provision	5.8	7.5
After-tax charges	10.3	13.2
Valuation allowance	1.6	0.0
Cumulative effect of accounting change	17.9	0.0
Total charges	29.8	13.2

Fiscal 2003 Pro-forma Operating Statement*

(dollars in millions, except per share amounts)

	Full Year		
	FY03	FY02	*% chg*
Sales	464.5	443.5	*4.7%*
Cost of sales	351.6	334.0	*5.3%*
Gross margin	112.9	109.5	*3.2%*
Percent of sales	*24.3%*	*24.7%*	
S,G&A	99.0	94.3	*5.0%*
Percent of sales	*21.3%*	*21.3%*	
Operating income	*13.9*	*15.2*	*-8.4%*
Other expenses	10.5	12.2	*-13.4%*
Pre-tax income	*3.4*	*3.0*	*11.7%*
Income taxes	1.2	1.1	*10.6%*
Net income	2.2	1.9	*12.4%*
per share	0.16	0.14	*14.3%*
Average shares	*13,992*	*14,056*	

* Excludes charges noted in presentation

Fiscal 2003 Balance Sheet

(dollars in millions)

	May 2003	May 2002	Change $	Change %
Cash	$ 17.5	$ 15.5	$ 2.0	+ 12.9 %
Receivables	85.4	84.2	1.2	+ 1.4 %
Inventory	95.9	107.2	(11.3)	- 10.5 %
Property & other	66.8	79.9	(13.1)	- 16.4 %
Total assets	$ 265.6	$ 286.8	$ (21.2)	- 7.4 %
Long-term debt	$ 138.4	$ 132.2	$ 6.2	+ 4.7 %
Other liabilities	50.9	55.0	(4.1)	- 7.5 %
Equity	76.3	99.6	(23.3)	- 23.4 %
Liabilities & equity	$ 265.6	$ 286.8	$ (21.2)	- 7.4 %

Fiscal 2003 Cash Flow

(in millions)	FY03	FY02	Change $
Net income	$ (27.6)	$ (11.3)	$ (16.3)
Non-cash items	39.0	22.4	16.6
Adjusted income	11.4	11.1	0.3
Working capital	(3.7)	23.0	(26.7)
Cash from ops	7.7	34.1	(26.4)
REL stock trans.	1.1	1.2	(0.1)
Sale of business	-	6.3	(6.3)
FX effect	2.0	0.4	1.6
Sources of cash	**$ 10.8**	**$ 42.0**	**$ (31.2)**
Capital spending	$ 6.1	$ 5.7	0.4
Dividends	2.2	2.1	0.1
Business acquisitions	1.1	8.5	(7.4)
Net borrowings	(0.9)	26.4	(27.3)
Other	0.3	(0.5)	0.8
Uses of cash	**$ 8.8**	**$ 42.2**	**$ (33.4)**
Change in cash	2.0	(0.2)	

First Quarter 2004 Operating Statement

(dollars in millions, except per share amounts)	First Quarter FY04	First Quarter FY03*	% chg
Sales	119.3	108.6	9.8%
Cost of sales	90.2	81.5	10.7%
Gross margin	29.1	27.2	7.2%
Percent of sales	*24.4%*	*25.0%*	
S,G&A	25.8	24.2	6.6%
Percent of sales	*21.7%*	*22.3%*	
Operating income	3.3	2.9	12.4%
Other expenses	2.5	2.5	0.6%
Pre-tax income	0.8	0.4	77.9%
Income taxes	0.3	0.1	77.5%
Net income	0.5	0.3	78.2%
per share	0.04	0.02	100.0%
Average shares	*14,201*	*13,729*	

*excludes cumulative effect of accounting change

First Quarter 2004 Balance Sheet

(dollars in millions)	August 2003	May 2003	Change $	Change %
Cash	$ 18.1	$ 17.5	$ 0.6	+ 3.4 %
Receivables	85.1	85.4	(0.3)	- 0.4 %
Inventory	93.6	95.9	(2.3)	- 2.4 %
Property & other	65.6	66.8	(1.2)	- 1.8 %
Total assets	$ 262.4	$ 265.6	$ (3.2)	- 1.2 %
Long-term debt	$ 134.6	$ 138.4	$ (3.8)	- 2.7 %
Accounts payable	28.7	23.7	5.0	+ 21.1 %
Other liabilities	25.7	27.8	(2.1)	- 7.6 %
Equity	73.4	75.7	(2.3)	- 3.0 %
Liabilities & equity	$ 262.4	$ 265.6	$ (3.2)	- 1.2 %

First Quarter 2004 Cash Flow

(in millions)	First Quarter 2004	First Quarter 2003	Change $
Net income	$ 0.5	$ (17.6)	$ 18.1
Non-cash items	2.3	19.6	(17.3)
Adjusted income	2.8	2.0	0.8
Working capital	3.8	(10.4)	14.2
Cash from ops	6.6	(8.4)	15.0
REL stock trans.	0.1	-	0.1
Sources of cash	$ 6.7	$ (8.4)	$ 15.1
Capital spending	$ (1.3)	$ (1.5)	0.2
Dividends	(0.5)	(1.1)	0.6
Business acquisitions	(0.7)	(0.8)	0.1
Net borrowings	(2.3)	4.6	(6.9)
FX effect	(1.2)	0.3	
Other	(0.1)	(0.2)	0.1
Uses of cash	$ (6.1)	$ 1.3	$ (7.4)
Change in cash	0.6	(7.1)	

Robert Heise

Vice President and General Manager, Display Systems Group

Richardson Electronics
Engineered Solutions

DSG FY03 Overview

Description	FY03	FY02	% Change
Sales	64,191	60,697	5.8%
Gross Margin	16,218	15,864	2.2%
Gross Margin %	25.3%	26.1%	- .8 pts.
Direct Operating Contribution	9,188	8,528	7.8%

- **FY03 Significant Events**
  - Signed a value added distribution agreement with NEC-Mitsubishi Electronics Display of America
  - Signed agreement with IBM to provide integrated solutions for medical imaging market
  - Named authorized distributor for Planar Systems
  - Expanded our integration capabilities at our Hudson, MA facility

DSG Business Model



Markets
Medical - Custom Displays - Public Information - Government - Legacy
Applications
• PACS
• Patient Monitoring
• Radiological Imaging
• POS
• Industrial Process Control
• Kiosk
• Financial
• Transportation
• Digital Signage
• Military Intelligence
• Call & Command Center
• CRT 3rd Party Maintenance
• CRT OEM
Support
Field Application Support
• Product Demonstrations
• Training
• Technical Support
• Installation Support
Solutions
Engineered Solutions
• Prototype design
• Custom Display Engineering
• Touch Screen Integration
• PC Integration
• Value- added Services
- Hot Swap
- Extended Warranties
- Leasing
Sales
Suppliers
Hardware/ Software Partnerships
Dedicated MED Sales Team
Core DSG Sales Team
Vertical Mkt Sales Team
SBU Cross Selling SSD/IPG/RWC

DSG Sales by Market



Custom Display s 12%
Legacy 51%
Medical 25%
Govt 0%
Pub Info 12%

FY00 Sales - $50.5M



Custom Display s 22%
Legacy 21%
Govt 4%
Pub Info 8%
Medical 45%

FY03 Sales - $64.2M

Wendy Diddell

Security Systems Division

Richardson Electronics

Engineered Solutions

SSD FY03 Overview

Description	FY03	FY02	% Change
Sales	$92,090	$85,087	8.2 %
Gross Margin	$22,939	$20,080	14.2 %
Gross Margin %	24.9 %	23.6 %	+1.3 pts
Direct Operating Contribution	$8,718	$6,899	26.4 %

- **FY03 Significant Events**
  - ❑ Increased gross margin from 23.6% in FY02 to 24.9% in FY03 through launch of engineered solutions/ private label DVR line.
  - ❑ Increased market share in Canada through value added service approach.
  - ❑ Increased market share in Europe through focus on National line.
  - ❑ Solidified management team in the US to take advantage of economic improvement.

SSD Business Model

Markets

Financial–Commercial-Utilities-Government-Loss Prevention-Transportation

Applications

- Banking
- ATM
- Stock Exchange
- Mints

- Manufacturing
- Corporate
- Residential
- Apartments
- Medical

- Energy Generation
- Energy Transmission
- Energy Storage
- Water Treatment

- GSA
- Education
- Military
- Law Enforcement

- Shoplifting
- Private Investigation
- Gaming
- Covert

- Traffic Monitoring
- Parking Garages
- Mobile Video
- Aviation
- Shipping

Support

Field Application Support

- Technical Support
- System Layout
- Job Site Inspection & Evaluation

- Technical Training
- Will Call

Solutions

Engineered Solutions

- System Design In Support
- Custom Solution Design/Technology Partnerships
- Private Label Products

Sales

Dealer/Integrator Sales

End User Sales

Mfgr Rep/ Supplier Referrals

SBU Cross Selling

SSD Category Overview

MARKET

Security Products
Estimated at $122 Billion by 2010

OUR NICHE

Monitoring / Identification Products
Estimated at $40 Billion by 2010



Other Security 10%
Physical Security 24%
Monitoring / Identification 33%
IT Security 33%
Fire Alarms 18%
Home Systems 7%
Video Surveillance 16%
Burg Alarms 45%
Access Control 9%
Integrated Security Systems 5%

Source: SDM Online 2/25/03 and Morgan Keegan Industry Report July 2002

Edward J. Richardson

Chairman of the Board and Chief Executive Officer

Richardson Electronics

Engineered Solutions

Corporate Outlook

- Challenging Business Environment Continues
- Limited Near Term Visibility
- Design & Engineering Activity at High Level
- First Quarter 2004 Bookings up 6.5% Sequentially
  - IPG 15.0%
  - RFWC 8.5%
  - Asia/Pacific 48.5%
- RF Competition Consolidating
- Engineered Solutions Strategy Should Continue to Facilitate Market Share Gains

Thank You…

For Investing in RELL

Richardson Electronics

Engineered Solutions